EX-32
SECTION 1350 CERTIFICATION OF SAM SHLOMO ELIMELECH AND GAI MAR-CHAIM

                         SECTION 1350 CERTIFICATION

In connection with the quarterly report of Andain, Inc.
("Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 20, 2006               By: /s/  Sam Shlomo Elimelech
                                       Sam Shlomo Elimelech, President


Dated: November 20, 2006               By: /s/  Gai Mar-Chaim
                                       Gai Mar-Chaim,
                                       Secretary/Treasurer (principal
                                       financial officer)